UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 2, 2018

USA Compression Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Congress Avenue

Suite 450

Austin, TX 78701

Registrant’s telephone number, including area code: (512) 473-2662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On April 2, 2018, USA Compression Partners, LP, a Delaware limited partnership (the “Partnership”), completed the previously announced acquisition (the “CDM Acquisition”) of all of the issued and outstanding membership interests of CDM Resource Management LLC, a Delaware limited liability company (“CDM”), and CDM Environmental & Technical Services LLC, a Delaware limited liability company (“CDM E&T”), from Energy Transfer Partners, L.P., a Delaware limited partnership (“ETP”), in exchange for aggregate consideration of approximately $1.7 billion, consisting of (i) 19,191,351 common units representing limited partner interests in the Partnership (“Common Units”), (ii) 6,397,965 Class B units representing limited partner interests in the Partnership (“Class B Units”) and (iii) $1.232 billion in cash (including customary closing adjustments) (collectively, the “Contribution”).

The purchase price was determined based on arm’s length negotiations. Prior to the CDM Acquisition and related transactions, there were no material relationships between ETP and its affiliates, on the one hand, and the Partnership or any of its affiliates, directors, officers or any associate of such directors or officers, on the other hand.

Item 1.01                   Entry into a Material Definitive Agreement.

Registration Rights Agreement with ETE, ETP and USAC Holdings

On April 2, 2018, in connection with the CDM Acquisition, the Partnership entered into a Registration Rights Agreement (the “Contribution Registration Rights Agreement”) with Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”), ETP and USA Compression Holdings, LLC, a Delaware limited liability company (“USAC Holdings”), relating to the registered resale of the Common Units owned by ETE, ETP and USAC Holdings (including, in the case of ETP, Common Units issuable upon the conversion of the Class B Units) (the “Registrable Units”). Pursuant to the Contribution Registration Rights Agreement, the Partnership is required to use its commercially reasonable efforts to file a registration statement at the request of a holder of Registrable Units for such registered resale with respect to the Registrable Units of such requesting holder; provided, that the Partnership shall only be obligated to prepare and file such registration statement (i) with respect to any request by ETE or ETP, if the amount of Registrable Units to be registered for resale by ETE and/or ETP is greater than or equal to at least five percent (5%) of the then-outstanding Registrable Units beneficially owned by ETE and ETP, (ii) with respect to any request by ETE or ETP, if the request is made after the expiration of the Holding Period (as defined in the Contribution Registration Rights Agreement) and (iii) if the request is made after the expiration of any applicable lock-up period imposed by the Partnership in connection with any underwritten offering of the Partnership’s securities; and provided, further, that the Partnership shall not be required to effect more than (A) three registrations on behalf of ETE; and (B) three registrations on behalf of ETP.

If the Partnership fails to cause the registration statement to become effective within 180 days after the date it is filed, the Partnership will be required to pay certain amounts to the holders of the Registrable Units as liquidated damages. In certain circumstances, and subject to customary qualifications and limitations, the holders of Registrable Units will have piggyback registration rights on offerings of Common Units for the Partnership’s own account and/or for another person, and the holders will have rights to request that the Partnership initiate underwritten offerings of Common Units; provided, that the Partnership will not be required to effect more than (i) two underwritten offerings of Registrable Units in any 360-day period on behalf of ETE and ETP and (ii) two underwritten offerings of Registrable Units in any 360-day period on behalf of USAC Holdings.

The foregoing description of the Contribution Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Contribution Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Equity Restructuring

On April 2, 2018, in connection with the closing of the CDM Acquisition, the Partnership consummated the transactions contemplated by the Equity Restructuring Agreement (the “Equity Restructuring Agreement”) dated January 15, 2018, by and among the Partnership, USA Compression GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and ETE, including, among other things, the cancellation of the Partnership’s incentive distribution rights (the “Cancellation”) and conversion of the

Partnership’s General Partner Interest (as defined in the Equity Restructuring Agreement) into a non-economic general partner interest (the “Conversion” and, together with the Cancellation, the “Restructuring”), in exchange for the Partnership’s issuance of 8,000,000 Common Units to the General Partner. In addition, at any time after one year following the closing, ETE will have the right to contribute (or cause any of its subsidiaries to contribute) to the Partnership all of the outstanding equity interests in any of its subsidiaries that owns the General Partner Interest in exchange for $10,000,000 (the “GP Contribution”); provided that the GP Contribution will occur automatically if at any time following the closing (i) ETE or one of its subsidiaries (including ETP) owns, directly or indirectly, the General Partner Interest and (ii) ETE and its subsidiaries (including ETP) collectively own less than 12,500,000 Common Units. The terms of the Equity Restructuring Agreement are more fully described in the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2018 (the “Signing 8-K”), which description is incorporated herein by reference.

Series A Preferred Unit and Warrant Private Placement

As reported in the Signing 8-K, the Partnership entered into a Series A Preferred Unit and Warrant Purchase Agreement (the “Purchase Agreement”) with certain investment funds managed or sub-advised by EIG Global Energy Partners (“EIG”) and other investment vehicles unaffiliated with EIG (collectively, the “Purchasers”) to issue and sell in a private placement (the “Private Placement”) $500 million in the aggregate of (i) newly authorized and established Series A Preferred Units representing limited partner interests in the Partnership (the “Preferred Units”) and (ii) warrants to purchase Common Units (the “Warrants”). Pursuant to the terms of the Purchase Agreement, on April 2, 2018, the Partnership issued 500,000 Preferred Units to the Purchasers at a price of $1,000 per Preferred Unit, less a 1.0% structuring and origination fee, for total net proceeds, before expenses, of $495 million. In addition, the Partnership paid a 1.0% commitment fee to the Purchasers at the closing and reimbursed the Purchasers for certain expenses incurred in connection with the Private Placement. The Partnership also issued two tranches of Warrants to the Purchasers, which included Warrants to purchase 5,000,000 Common Units with a strike price of $17.03 and Warrants to purchase 10,000,000 Common Units with a strike price of $19.59. The Warrants may be exercised by the holders thereof at any time beginning on the one year anniversary of the closing date and before the tenth anniversary of the closing date. Upon exercise of the Warrants, the Partnership may, at its option, elect to settle the Warrants in Common Units on a net basis.

On April 2, 2018, in connection with the closing of the Private Placement, the Partnership entered into the Registration Rights Agreement (the “Preferred Registration Rights Agreement”) with the Purchasers relating to the registered resale of the Preferred Units and the Common Units that are issuable upon conversion of the Preferred Units (the “Registrable Securities”). Pursuant to the Preferred Registration Rights Agreement, the Partnership is required to use its commercially reasonable efforts to file a registration statement for such registered resale and to cause the registration statement to become effective (i) with respect to the Common Units that are issuable upon exercise of the Warrants (the “Warrant Unit Registrable Securities”) and the Common Units that are issuable upon conversion of the Preferred Units (the “Conversion Unit Registrable Securities”), no later than April 2, 2019 and (ii) with respect to the Preferred Units issued and sold under the Purchase Agreement (the “Preferred Unit Registrable Securities”), no later than 120 days following the receipt of written request to effect such registration from Purchasers holding a majority of the Preferred Unit Registrable Securities, and in any event, after April 2, 2020. If the Partnership fails to cause such registration statements to become effective by such dates, the Partnership will be required to pay certain amounts to the holders of the Registrable Securities as liquidated damages.

In certain circumstances, and subject to customary qualifications and limitations, the holders of Warrant Unit Registrable Securities and Conversion Unit Registrable Securities (collectively, the “Common Unit Registrable Securities”) will have piggyback registration rights on offerings of Common Units initiated by the Partnership or certain other holders, and certain Purchasers will have rights to request that the Partnership initiate up to three Underwritten Offerings (as defined in the Preferred Registration Rights Agreement) of Common Unit Registrable Securities. Generally, holders of Registrable Securities will cease to have rights under the Preferred Registration Rights Agreement (i) with respect to the Conversion Unit Registrable Securities, on the fourth anniversary of the date on which all Preferred Units have been converted into Common Units pursuant to the Second Amended and Restated Partnership Agreement (as defined in Item 5.03 below) and (ii) with respect to the Warrant Unit Registrable Securities, on the fourth anniversary of the date on which all Warrants have been exercised.

The foregoing description of the Preferred Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Preferred Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Also in connection with the closing of the Private Placement, the Partnership entered into a Board Representation Agreement, dated as of April 2, 2018 (the “Board Representation Agreement”), by and among the Partnership, the General Partner, ETE and EIG Veteran Equity Aggregator, L.P. (the “EIG Purchaser”), pursuant to which the EIG Purchaser has certain designation rights with respect to the board of directors or the General Partner (the “Board”). The terms of the Board Representation Agreement are more fully described in the Signing 8-K, which description is incorporated herein by reference.

The foregoing description of the Board Representation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Board Representation Agreement, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Credit Facility Amendment and Restatement

On April 2, 2018, the Partnership entered into the Sixth Amended and Restated Credit Agreement (the “Sixth A&R Credit Agreement”) by and among the Partnership, as borrower, USAC OpCo 2, LLC, USAC Leasing 2, LLC, USA Compression Partners, LLC, USAC Leasing, LLC, CDM, CDM E&T and USA Compression Finance Corp., the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as agent and an LC issuer, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Regions Capital Markets, a division of Regions Bank, RBC Capital Markets and Wells Fargo Bank, N.A., as joint lead arrangers and joint book runners, Barclays Bank PLC, Regions Bank, RBC Capital Markets and Wells Fargo Bank, N.A., as syndication agents, and MUFG Union Bank, N.A., SunTrust Bank and The Bank of Nova Scotia, as senior managing agents. The Sixth A&R Credit Agreement amended and restated that certain Fifth Amended and Restated Credit Agreement, dated as of December 13, 2013, as amended (the “Fifth A&R Credit Agreement”). A copy of the Sixth A&R Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Sixth A&R Credit Agreement amended the Fifth A&R Credit Agreement to, among other things, (i) increase the borrowing capacity under the revolving credit facility from $1,100.0 million to $1,600.0 million (subject to availability under a borrowing base), (ii) extend the termination date (and the maturity date of the obligations thereunder) from January 6, 2020 to April 2, 2023, (iii) subject to the terms of the Sixth A&R Credit Agreement, permit up to $400.0 million of future increases in borrowing capacity, (iv) modify the leverage ratio covenant to be 5.75 to 1.0 through the end of the fiscal quarter ending March 31, 2019, 5.5 to 1.0 through the end of the fiscal quarter ending December 31, 2019, and 5.0 thereafter and (v) increase the applicable margin for eurodollar borrowings to range from 2.00% to 2.75%, depending on the leverage ratio of the Partnership, all as more fully set forth in the Sixth A&R Credit Agreement.

As of the close of business on April 2, 2018, the Partnership had approximately $899.5 million of outstanding borrowings and no outstanding letters of credit under the Sixth A&R Credit Agreement. In connection with entering into the Sixth A&R Credit Agreement, the Partnership paid certain upfront fees and arrangement fees to the arrangers, syndication agents and senior managing agents of the Sixth A&R Credit Agreement. Amounts borrowed and repaid under the Sixth A&R Credit Agreement may be re-borrowed.

The foregoing description of the Sixth A&R Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Sixth A&R Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.                Completion of Acquisition or Disposition of Assets.

The description of the CDM Acquisition set forth under “Introductory Note” above is incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Sixth A&R Credit Agreement set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02                   Unregistered Sales of Equity Securities.

The description set forth under “Introductory Note” and Item 1.01 above of the issuances by the Partnership to (i) ETP of Common Units and Class B Units in connection with the CDM Acquisition, (ii) the General Partner of Common Units in connection with the Restructuring and (iii) the Purchasers of Preferred Units and Warrants in connection with the Private Placement is incorporated herein by reference. The foregoing transactions were undertaken in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof. The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities of the Partnership.

Item 3.03                   Material Modification to Rights of Securities Holders.

On April 2, 2018, the Partnership issued the Preferred Units pursuant to the Purchase Agreement, which Preferred Units entitle their holders to certain rights that are senior to the rights of holders of Common Units, such as rights to certain distributions and rights upon liquidation of the Partnership. In addition, on April 2, 2018, in connection with the closing of the Private Placement, the Partnership entered into the Preferred Registration Rights Agreement with the Purchasers relating to the registered resale of the Preferred Units and the Common Units that are issuable upon conversion of the Preferred Units or upon exercise of the Warrants. Further, on April 2, 2018, in connection with the CDM Acquisition, the Partnership entered into the Contribution Registration Rights Agreement relating to the registered resale of the Common Units owned by ETE, ETP and USAC Holdings (including, in the case of ETP, Common Units issuable upon the conversion of the Class B Units). The general effect of the issuance of the Preferred Units and entry into the Preferred Registration Rights Agreement and the Contribution Registration Rights Agreement upon the rights of the holders of Common Units is more fully described in Items 1.01 and 5.03 of this Current Report on Form 8-K, which descriptions are incorporated in this Item 3.03 by reference. In addition, the description set forth under Item 1.01 above of the Board Representation Agreement is incorporated in this Item 3.03 by reference.

Item 5.01                   Changes in Control of Registrant.

On April 2, 2018 and in connection with the closing of the CDM Acquisition, pursuant to that certain Purchase Agreement (the “GP Purchase Agreement”), dated as of January 15, 2018, by and among ETE, Energy Transfer Partners, L.L.C. (together with ETE, the “GP Purchasers”), USAC Holdings and, solely for certain purposes therein, R/C IV USACP Holdings, L.P. and ETP, the GP Purchasers acquired from USAC Holdings (i) all of the outstanding limited liability company interests in the General Partner and (ii) 12,466,912 Common Units (the “GP Purchase”) for cash consideration equal to $250 million.

In addition, the description of the GP Contribution set forth under Item 1.01 above is incorporated herein by reference.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2018, in connection with the CDM Acquisition and the Private Placement, the General Partner amended and restated the First Amended and Restated Agreement of Limited Partnership of the Partnership by executing the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Second Amended and Restated Partnership Agreement”), which sets forth the rights, preferences, privileges and other terms relating to the Class B Units (see primarily Section 5.13 of the Second Amended and Restated Partnership

Agreement) and the Preferred Units (see primarily Section 5.12 of the Second Amended and Restated Partnership Agreement).

A summary of the rights, preferences and privileges of the Class B Units and the Preferred Units and other material terms and conditions of the Second Amended and Restated Partnership Agreement is set forth in the Signing 8-K, and is incorporated into this report by reference.

The foregoing description of the Second Amended and Restated Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amended and Restated Partnership Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

On April 2, 2018, the Partnership issued a press release announcing the closing of the transactions contemplated by the Contribution, the Purchase Agreement, the GP Purchase Agreement and the Equity Restructuring Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 relating to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                   Financial Statements and Exhibits.

3.1	Second Amended and Restated Agreement of Limited Partnership of USA Compression Partners, LP, dated as of April 2, 2018.

4.1	Registration Rights Agreement, dated as of April 2, 2018, by and among USA Compression Partners, LP, ETE, ETP and USA Compression Holdings, LLC.

4.2	Registration Rights Agreement, dated as of April 2, 2018, by and between USA Compression Partners, LP and the Purchasers party thereto.

4.3	Board Representation Agreement, dated as of April 2, 2018, by and among USA Compression Partners, LP, USA Compression GP, LLC, Energy Transfer Equity, L.P. and the Purchasers party thereto.

10.1

Sixth Amended and Restated Credit Agreement, dated as of April 2, 2018, by and among the Partnership, as borrower, USAC OpCo 2, LLC, USAC Leasing 2, LLC, USA Compression Partners, LLC, USAC Leasing, LLC, CDM Resource Management LLC and CDM Environmental & Technical Services LLC and USA Compression Finance Corp., the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as agent and an LC issuer, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Regions Capital Markets, a division of Regions Bank, RBC Capital Markets and Wells Fargo Bank, N.A., as joint lead arrangers and joint book runners, Barclays Bank PLC, Regions Bank, RBC Capital Markets and Wells Fargo Bank, N.A., as syndication agents, and MUFG Union Bank, N.A., SunTrust Bank and The Bank of Nova Scotia, as senior managing agents.

99.1	Press Release, dated as of April 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

	By:	USA Compression GP, LLC,
its general partner

Date: April 6, 2018	By:	/s/ Christopher W. Porter
		Name:	Christopher W. Porter
		Title:	Vice President, General Counsel and Secretary